                                                                    Exhibit 23.6

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report and to all references to our Firm included in or made a part of this Amendment No. 4 to the Registration Statement (No. 333-37235) on Form S-1.

                                          /s/ SIANA CARR & O'CONNOR, LLP

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                                          SIANA CARR & O'CONNOR, LLP

Paoli, Pennsylvania
April 27, 1998